Exhibit 99.2
Fourth Quarter and Full Year 2006 Financial Review Comerica Incorporated January 18, 2007

Safe Harbor Statement Any statements in this news release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "outcome," "continue," "remain," "maintain," "trend," "objective" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this news release and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in the pace of an economic recovery and related changes in employment levels, the effects of war and other armed conflicts or acts of terrorism, the effects of natural disasters including, but not limited to, hurricanes, tornadoes, earthquakes and floods, the disruption of private or public utilities, the implementation of Comerica's strategies and business models, management's ability to maintain and expand customer relationships, management's ability to retain key officers and employees, changes in the accounting treatment of any particular item, the impact of regulatory examinations, declines or other changes in the businesses or industries in which Comerica has a concentration of loans, including, but not limited to, automotive production, the anticipated performance of any new banking centers, the entry of new competitors in Comerica's markets, changes in the level of fee income, changes in applicable laws and regulations, including those concerning taxes, banking, securities and insurance, changes in trade, monetary and fiscal policies, including the interest rate policies of the Board of Governors of the Federal Reserve System, fluctuations in inflation or interest rates, changes in general economic conditions and related credit and market conditions and adverse conditions in the stock market. Comerica cautions that the foregoing list of factors is not exclusive. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this news release or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 .

Positive Core Operating Trends* Highlight Fourth Quarter 2006 Results * From continuing operations ** Loan growth figures exclude Financial Services Division; Analysis of 4Q06 compared to 3Q06 Annualized average loan growth of 5%** Florida: 16% Texas: 15% Western: 10% Midwest & Other: -1% Solid credit quality Net credit-related charge-offs as a percentage of average total loans of 19 bps Nonperforming assets of 0.49% of total loans and other real estate Active capital management: 1.5 million shares repurchased Completed sale of Munder Capital Management

Positive Core Operating Trends* Highlight Full Year 2006 Results Average loan growth of 8%** Florida: 25% Texas: 19% Western: 15% Midwest & Other: 1% Total revenue* increased 2% excluding the following: $47 million settlement from a Financial Services Division-related lawsuit in 2006 $12 million loss on the sale of the Mexican bank charter in 2006 $20 million benefit from a warrant accounting change in 2005 Solid credit quality FY06 FY05 Net credit-related charge-offs to avg. total loans 15bps 26bps Total net credit-related charge-offs (in millions) $72 $116 Total provision for credit losses (in millions) $42 ($29) *From continuing operations ** Loan growth figures exclude Financial Services Division Analysis of full year 2006 compared to full year 2005

Financial Results 4Q06 3Q06 Q - Q% Chg FY06 FY05 Y - Y% Chg Net Income $299 $200 49% $893 $861 4% Diluted EPS from continuing operations Diluted EPS $1.16 $1.87 $1.20 $1.23 -3% 52% $4.81 $5.49 $4.84 $5.11 -1% 7% Return on Equity 22.63% 15.38% 17.24% 16.90% Net Interest Income $502 $502 0% $1,983 $1,956 1% Net Interest Margin 3.75% 3.79% 3.79% 4.06% Provision for Loan Losses $22 $15 N/M $37 $(47) N/M Noninterest Income $262 $195 34% $855 $819 5% Noninterest Expenses $457 $399 15% $1,674 $1,613 4% $ in millions, except per share data N/M = Not Meaningful Data has been restated to reflect the results of Munder Capital Management as a discontinued operation

Certain Items Impacting Continuing Operations(1) 4Q06 3Q06 FY06 FY05 Financial Services Division-related lawsuit settlement $ 0.19 $ -- $ 0.19 $ -- Loss on sale of Mexican bank charter -- (0.03) (0.05) -- Tax adjustments (0.14) -- (0.04) -- Tax-related interest adjustments (0.05) -- (0.13) -- Warrant accounting adjustments -- -- -- 0.06 Performance-based compensation related to Munder gain (0.04) -- (0.04) -- Charitable Foundation contribution (0.04) -- (0.04) (0.04) Dollar amounts per diluted share (1) We have provided these amounts so that shareholders, analysts, regulators and others will be better able to evaluate the impact of certain items included in our Generally Accepted Accounting Principles (GAAP) results

4Q05 1Q06 2Q06 3Q06 4Q06 Net Interest Income 500 479 500 502 502 Net Interest Margin 0.04 0.038 0.0382 0.0379 0.0375 Warrant Accounting Net Interest Margin Stable Net Interest Income Stable Net Interest Income of $502 million Fourth Quarter Net Interest Margin of 3.75%, down 4 bps Full Year 2006 Net Interest Margin of 3.79%, consistent with outlook $ in millions

Midwest & Other Western Texas Florida International 4Q06 Avg Loans Outstanding 22.253841 14.3 6.4 1.9 1.82698 Midwest & Other Western Texas Florida International 4Q05 Average Loans Outstanding 21.4 12.2 5.2 1.5 2.2 Making Progress: Geographic Loan Growth 4Q06: $46.7 billion* 4Q05: $42.5 billion* *Excludes average Financial Services Division loans of $2.8B in 4Q05 and $1.9B in 4Q06, respectively Geography based on office of origination Western includes: CA, AZ, NV, CO, WA Year-over-Year Average Loan Outstandings up 10%*

Middle Market CRE Global Corp Bankings National Dealer Specialty Businesses* Personal Banking Small Business Banking Private Banking 4Q05 Avg Loans Outstanding 14.6 5.8 4.7 4.2 3.8 2.3 3.6 3.5 Middle Market Commercial Real Estate Global Corporate Banking National Dealer Services Specialty Businesses Personal Banking Small Business Banking Private Banking 4Q06 Average Loans Outstanding 15.8 6.6 5 5 4.5 2.2 3.9 3.7 Balanced Line of Business Loan Portfolio Year-over-Year Average Loan Outstandings up 10%* * Excludes average Financial Services Division loans of $2.8B in 4Q05 and $1.9B in 4Q06, respectively ** Specialty Businesses include: Entertainment, Energy, Leasing, and Technology and Life Sciences 4Q06: $46.7 billion* 4Q05: $42.5 billion*

Solid Credit Quality 4Q05 1Q06 2Q06 3Q06 4Q06 NPA's / Total Loans and ORE 0.0037 0.0032 0.0037 0.0042 0.0049 4Q05 1Q06 2Q06 3Q06 4Q06 Net Credit-Related Charge-offs to Average Total Loans * 0.0025 0.0019 0.0016 0.0006 0.0012 Manufactured Housing portfolio charge-offs 0.0007 4Q05 1Q06 2Q06 3Q06 4Q06 ALLL / Total Loans 0.0119 0.0106 0.0104 0.0106 0.0104 4Q05 1Q06 2Q06 3Q06 4Q06 Net loan charge-offs to total average loans 3.19 3.34 2.78 2.51 2.13 *Includes net loan charge-offs and net lending related commitment charge-offs ** 7 basis points of this total is related to the expected sale of the manufactured housing portfolio

Thorough Loan Loss Reserve Methodology Analysis of Key Components: Results: Allocated Reserve Standard and individual Small increase in commercial Released retail reserves due to pending sale of Manufactured Housing portfolio Standard incremental Increased automotive Decreased in other industry segments due to better performance Unallocated Reserve New business migration risk Slightly higher Imprecision of risk rating Slightly lower

Automotive Manufacturer Exposure Declining 12/04 12/05 12/06 Exposure: Dealer $ 5.6 $ 6.6 $ 7.4 Other Automotive: Domestic Ownership $ 3.7 $ 3.3 $ 2.9 Foreign Ownership 1.8 1.5 1.3 Total Other Automotive $ 5.5 $ 4.8 $ 4.2 (13)% Outstandings: Dealer $ 4.2 $ 4.8 $ 5.6 Other Automotive: Domestic Ownership $ 2.1 $ 2.0 $ 1.7 Foreign Ownership 0.7 0.7 0.5 Total Other Automotive $ 2.8 $ 2.7 $ 2.2 (19)% 4Q05 1Q06 2Q06 3Q06 4Q06 NPA's 22 20 43 49 46 4Q05 1Q06 2Q06 3Q06 4Q06 Net Loan Charge-offs 4 8 3 3 2 Period-end in $ billions Exposure includes committed and discretionary facilities (undrawn and outstanding)

Commercial Real Estate Loan Portfolio 12% year-over-year average loan growth Adhere to conservative lending policies Net loan charge-offs of $6 million Owner Occupied/Other* Real Estate Construction Commercial Mortgage 4Q06 8753 3436 1530 4Q06: $13.7 billion Fourth quarter 2006 averages in $billions *Included in Commercial Real Estate line of business

Deposits in Competitive Environment Total deposits of $43.2 billion, up slightly from the third quarter Increase in average deposits by line of business (excluding FSD and institutional CDs) 4Q06 3Q06 Q-Q Chg 4Q05 Y-Y Chg Business Bank (excluding FSD) $11.8 $11.6 2% $12.1 -2% Retail Bank 16.9 16.7 1% 16.8 1% Wealth & Institutional Management 2.4 2.4 1% 2.5 -8% Total $31.1 $30.7 1% $31.4 -1% Average deposits (excluding FSD) are up in Texas and the West Deposit initiatives: Incentives for deposit gathering Building banking centers New Treasury Management products $ in billions; % change based on full dollar amount

Financial Services Division Data 4Q06 3Q06 FY06 FY05 Average Balance Sheet Noninterest-bearing $4.0 $4.1 $4.4 $5.9 Interest-bearing 1.3 1.4 1.7 2.6 Total Deposits $5.3 $5.5 $6.1 $8.5 Total Loans $1.9 $2.1 $2.4 $1.9 Noninterest Expenses Customer Services $14 $11 $47 $69 Average Rates FSD Loans (Primarily Low-rate) 0.66% 0.64% 0.57% 0.45% FSD Interest-bearing Deposits 3.94% 3.95% 3.86% 2.91% Balance Sheet data in $billions; Noninterest Expense data in $millions 2007 Full Year Outlook: Average noninterest-bearing deposits are expected to decline about 10-15 percent from fourth quarter 2006 levels Average loans are expected to fluctuate with the level of noninterest-bearing deposits

Accelerating Banking Center Expansion Location of New Banking Centers 2006 2005 2004 California 12 8 9 Arizona 2 2 0 Texas 7 7 3 Florida 3 0 0 Michigan 1 1 5 Total 25 18 17 96% of new banking centers opened in 2006 were in high growth markets Opening about 30 new banking centers in 2007 with over 90% in high growth markets

2007 Full Year Outlook % Change over 2006 Loan growth (excluding Financial Services Division) High single-digit West Low double-digit Texas Low double-digit Midwest & Other Low single-digit Net interest margin of about 3.75% Credit-related net charge-offs of about 20 bps (Provision for credit losses modestly in excess of credit-related net charge-offs) Noninterest income Low single-digit* Noninterest expenses Low single-digit** (Excluding the provision for credit losses on lending-related commitments) *excluding Financial Services Division-related lawsuit settlement and loss on the sale of the Mexican bank charter in 2006 **excluding interest on tax liabilities for 2006 and 2007 which will be reclassified to the provision for income taxes in first quarter 2007 (FIN 48)

Active Capital Management Investment in risk assessment tools More sophisticated credit, operational and market risk analytics Improved view of unexpected loss - the basis for capital adequacy Creates opportunity to leverage capital Common equity is held to cover unexpected losses Enhanced measurement leads to a lower common equity requirement, resulting in a refinement of capital guidelines: Estimated Previous Guideline New Guideline at 12/06 Tier 1 Common* 7.00% to 8.00% 6.50% to 7.50% 7.51% Tier 1 Capital --- 7.25% to 8.25% 7.99% Results in a more cost effective capital base over time * Regulatory Tier 1 Capital Ratio excluding preferred and trust preferred securities

Questions and Answers Ralph Babb, Chairman and CEO Beth Acton, EVP and Chief Financial Officer Dale Greene, EVP and Chief Credit Officer and Darlene Persons, Director of Investor Relations

Appendix

Business Segment Contribution to Net Income FY 2006 % FY 2005 % Business Bank $586 76% $671 75% Retail Bank 134 17 168 19 Wealth & Institutional Management 56 7 59 6 776 100% 898 100% Finance (20) (72) Other* 137 35 TOTAL $893 $861 $ in millions * Includes discontinued operations and items not directly associated with the three major business segments or the Finance Division

Market Segment Contribution to Net Income FY 2006 % FY 2005 % Midwest & Other Markets $416 54% $452 50% Western 263 34 344 38 Texas 81 10 86 10 Florida 16 2 16 2 776 100% 898 100% Finance and Other* 117 (37) TOTAL $893 $861 $ in millions * Includes discontinued operations and items not directly associated with the four primary geographic market segments

Fourth Quarter and Third Quarter Certain Income and Expense Items(1) (in millions, except per share data) 4Q06 EPS 3Q06 EPS Noninterest Income included: - Financial Services Division-related lawsuit settlement $ 47 $0.19 $ -- $ -- - Loss on sale of Mexican bank charter -- -- (7) (0.03) Noninterest Expenses included: - Tax-related interest adjustments(2) 14 0.05 -- -- - Performance-based compensation related to Munder gain 11 0.04 -- -- - Charitable Foundation contribution 10 0.04 -- -- Provision for Income Taxes(2) 22 0.14 -- -- (1) We have provided these amounts so that shareholders, analysts, regulators and others will be better able to evaluate the impact of certain third and fourth quarter 2006 items included in our Generally Accepted Accounting Principles (GAAP) results (2) Increases in interest on tax liabilities and provision for income taxes are for potential disallowed benefits on a series of loans to foreign borrowers based on ongoing settlement discussions with Internal Revenue Service

Full Year 2006 and 2005 Certain Income and Expense Items(1) (in millions, except per share data) FY2006 EPS FY2005 EPS Net Interest Income included: - Warrant accounting adjustment $ -- $ -- $ 20 $0.08 Noninterest Income included: - Financial Services Division-related lawsuit settlement 47 0.19 -- -- - Loss on sale of Mexican bank charter (12) (0.05) -- - - Noninterest Expenses included: - Charitable Foundation contribution 10 0.04 10 0.04 - Performance-based compensation related to Munder gain 11 0.04 -- -- - Warrant incentives -- -- 6 0.02 - Tax-related interest adjustment(2) 32 0.13 - - -- Provision for Income Taxes(2) 6 0.04 -- -- (1) We have provided these amounts so that shareholders, analysts, regulators and others will be better able to evaluate the impact of certain full year 2005 and 2006 items included in our Generally Accepted Accounting Principles (GAAP) results (2) Increases in interest on tax liabilities and provision for income taxes are for potential disallowed benefits on a series of loans to foreign borrowers based on ongoing settlement discussions with Internal Revenue Service (IRS), a first quarter updated assessment of reserves on certain types of structured lease transactions, and completion of the IRS examination of the Corporation's federal tax returns for the years 1996-2000

Loan Momentum Continues in Growth Markets 4Q06 3Q06 Q - Q% Chg FY06 FY05 Y - Y% Chg Midwest & Other* $24.1 $24.1 0% $24.0 $23.7 1% Western > Excluding FSD 16.2 14.3 16.0 13.9 1% 2% 16.0 13.6 13.7 11.8 17% 15% Texas 6.4 6.2 4% 6.0 5.0 19% Florida 1.9 1.8 4% 1.8 1.4 25% TOTAL $48.6 $48.1 1% $47.8 $43.8 9% > EXCLUDING FSD $46.7 $46.0 1% $45.4 $41.9 8% Average loans in $billions; % change based on full dollar amounts Geography based on location of loan office Western includes: CA, AZ, NV, CO, WA * Includes International loans of $1.8 billion for 4Q06 and 3Q06, $1.9 billion for FY06 and $2.4 billion for FY05

Diverse Line of Business Loan Growth 4Q06 3Q06 Q - Q% Change FY06 FY05 Y - Y% Change Middle Market $15.8 $15.6 1% $15.4 $14.6 6% Commercial Real Estate 6.6 6.7 -1% 6.4 5.5 16% Global Corporate Banking 5.0 4.9 1% 4.8 4.9 -1% National Dealer Services 5.0 4.9 3% 5.0 4.2 20% Specialty Businesses* > Excluding FSD 6.4 4.5 6.3 4.2 1% 6% 6.5 4.1 5.4 3.5 20% 17% SUBTOTAL - BUSINESS BANK $38.8 $38.4 1% $38.1 $34.6 10% Small Business Banking 3.9 3.9 1% 3.8 3.5 7% Personal Banking 2.2 2.2 0% 2.3 2.3 -1% SUBTOTAL - RETAIL BANK $6.1 $6.1 1% $6.1 $5.8 4% Private Banking 3.7 3.6 3% 3.6 3.4 5% SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $3.7 $3.6 3% $3.6 $3.4 5% TOTAL > EXCLUDING FSD $48.6 $46.7 $48.1 $46.0 1% 1% $47.8 $45.4 $43.8 $41.9 9% 8% Average loans in $billions; % change based on full dollar amount * Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS

Fourth Quarter 2006 Average Loans Detail Midwest & Other Western Texas Florida International TOTAL Middle Market $9.5 $4.3 $1.7 $0.3 $0.0 $15.8 Commercial Real Estate 2.6 2.6 1.0 0.4 0.0 6.6 Global Corporate Banking 1.9 0.9 0.4 0.0 1.8 5.0 National Dealer Services 0.7 3.3 0.2 0.8 0.0 5.0 Specialty Businesses* 1.8 3.0 1.6 0.0 0.0 6.4 SUBTOTAL - BUSINESS BANK $16.5 $14.1 $4.9 $1.5 $1.8 $38.8 Small Business Banking 2.1 1.0 0.8 0.0 0.0 3.9 Personal Banking 2.0 0.0 0.2 0.0 0.0 2.2 SUBTOTAL - RETAIL BANK $4.1 $1.0 $1.0 $0.0 $0.0 $6.1 Private Banking 1.7 1.1 0.5 0.4 0.0 3.7 SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $1.7 $1.1 $0.5 $0.4 $0.0 $3.7 TOTAL $22.3 $16.2 $6.4 $1.9 $1.8 $48.6 $ in billions * Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS

Full Year 2006 Average Loans Detail Midwest & Other Western Texas Florida International TOTAL Middle Market $9.2 $4.2 $1.7 $0.3 $0.0 $15.4 Commercial Real Estate 2.8 2.4 0.9 0.3 0.0 6.4 Global Corporate Banking 1.8 0.8 0.3 0.0 1.9 4.8 National Dealer Services 0.8 3.2 0.2 0.8 0.0 5.0 Specialty Businesses* 1.7 3.4 1.4 0.0 0.0 6.5 SUBTOTAL - BUSINESS BANK $16.3 $14.0 $4.5 $1.4 $1.9 $38.1 Small Business Banking 2.0 0.9 0.9 0.0 0.0 3.8 Personal Banking 2.1 0.1 0.1 0.0 0.0 2.3 SUBTOTAL - RETAIL BANK $4.1 $1.0 $1.0 $0.0 $0.0 $6.1 Private Banking 1.7 1.0 0.5 0.4 0.0 3.6 SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $1.7 $1.0 $0.5 $0.4 $0.0 $3.6 TOTAL $22.1 $16.0 $6.0 $1.8 $1.9 $47.8 $ in billions * Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS

Full Year 2006 Net Loan Charge-offs Net Loan Charge-offs FY 2006 Net Loan Charge-offs / Avg Loans (bps) Net Loan Charge-offs FY 2005 Net Loan Charge-offs / Avg Loans (bps) Middle Market $11 7 $30 21 Commercial Real Estate 2 2 4 8 Global Corporate Banking 2 3 1 2 National Dealer Services 0 0 0 0 Specialty Businesses1 10 16 45 82 SUBTOTAL - BUSINESS BANK $25 6 $80 23 Small Business Banking 16 42 16 45 Personal Banking* 19 85 9 39 SUBTOTAL - RETAIL BANK $35 58 $25 43 Private Banking 0 1 6 18 SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $0 1 $6 18 Finance/Other 0 0 (1) N/M TOTAL $60 13 $110 25 $ in millions N/M = Not Meaningful 1 Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS * Full year 2006 includes $9 million (40 bps) related to the pending sale of the manufactured housing portfolio

Full Year 2006 Net Loan Charge-offs Net Loan Charge-offs FY 2006 Net Loan Charge-offs / Avg Loans (bps) Net Loan Charge-offs FY 2005 Net Loan Charge-offs / Avg Loans (bps) Midwest & Other* $48 20 $84 36 Western 3 2 14 10 Texas 7 12 6 12 Florida 2 10 7 49 Finance/Other 0 N/M (1) N/M TOTAL $60 13 $110 25 $ in millions N/M = Not Meaningful * Full year 2006 includes $9 million (4 bps) related to the pending sale of the manufactured housing portfolio

Line of Business Deposits 4Q06 3Q06 Q - Q% Change FY06 FY05 Y - Y% Change Middle Market $4.3 $4.2 2% $4.2 $4.2 0% Commercial Real Estate 1.2 1.1 2% 1.1 1.0 13% Global Corporate Banking 3.1 3.1 -1% 3.2 3.5 -9% National Dealer Services 0.1 0.1 0% 0.1 0.1 0% Specialty Businesses1 > Excluding FSD 8.4 3.1 8.6 3.0 -2% 4% 9.2 3.1 11.6 3.2 -21% -4% SUBTOTAL - BUSINESS BANK >Excluding FSD $17.1 $11.8 $17.2 $11.6 0% 2% $17.8 $11.7 $20.4 $12.0 -13% -2% Small Business Banking 3.9 3.8 3% 3.9 3.8 1% Personal Banking 13.0 12.9 1% 12.9 13.0 0% SUBTOTAL - RETAIL BANK $16.9 $16.7 1% $16.8 $16.8 0% Private Banking 2.4 2.4 1% 2.4 2.5 -3% SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $2.4 $2.4 1% $2.4 $2.5 -3% Finance/Other2 6.8 5.6 N/M 5.1 0.9 N/M TOTAL > EXCLUDING FSD $43.2 $37.9 $41.9 $36.3 3% 4% $42.1 $36.0 $40.6 $32.2 4% 12% Average deposits in $billions; % change based on full dollar amount N/M = Not Meaningful 1 Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS 2 Finance/Other includes Institutional CD's: 4Q06 - $5.8B; 3Q06 - $5.2B; FY06 - $4.5B; FY05 - $0.5B

Fourth Quarter 2006 Average Deposits Detail Midwest & Other Western Texas Florida TOTAL Middle Market $0.9 $3.2 $0.2 $0.0 $4.3 Commercial Real Estate 0.6 0.4 0.1 0.1 1.2 Global Corporate Banking 2.6 0.3 0.2 0.0 3.1 National Dealer Services 0.0 0.1 0.0 0.0 0.1 Specialty Businesses1 0.6 7.3 0.5 0.0 8.4 SUBTOTAL - BUSINESS BANK $4.7 $11.3 $1.0 $0.1 $17.1 Small Business Banking 2.1 0.9 0.9 0.0 3.9 Personal Banking 10.6 0.8 1.6 0.0 13.0 SUBTOTAL - RETAIL BANK $12.7 $1.7 $2.5 $0.0 $16.9 Private Banking 0.7 1.2 0.3 0.2 2.4 SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $0.7 $1.2 $0.3 $0.2 $2.4 Finance/Other2 6.8 0.0 0.0 0.0 6.8 TOTAL $24.9 $14.2 $3.8 $0.3 $43.2 $ in billions 1 Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS 2 Finance/Other includes $5.8B in Institutional CD's; included in Finance Division segment

Full Year 2006 Average Deposits Detail Midwest & Other Western Texas Florida TOTAL Middle Market $0.9 $3.1 $0.2 $0.0 $4.2 Commercial Real Estate 0.6 0.3 0.1 0.1 1.1 Global Corporate Banking 2.8 0.2 0.2 0.0 3.2 National Dealer Services 0.0 0.1 0.0 0.0 0.1 Specialty Businesses1 0.7 8.1 0.4 0.0 9.2 SUBTOTAL - BUSINESS BANK $5.0 $11.8 $0.9 $0.1 $17.8 Small Business Banking 2.1 0.9 0.9 0.0 3.9 Personal Banking 10.6 0.7 1.6 0.0 12.9 SUBTOTAL - RETAIL BANK $12.7 $1.6 $2.5 $0.0 $16.8 Private Banking 0.7 1.2 0.3 0.2 2.4 SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $0.7 $1.2 $0.3 $0.2 $2.4 Finance/Other2 5.1 0.0 0.0 0.0 5.1 TOTAL $23.5 $14.6 $3.7 $0.3 $42.1 $ in billions 1 Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS 2 Finance/Other includes $4.5B in Institutional CD's; included in Finance Division segment

Sale of Munder Capital Management Transaction completed on December 29, 2006 Sale price of $302 million for Comerica's approximately 90% interest $232 million in cash paid at closing 8% interest-bearing, seven-year note with a contingent principal amount of $70 million. The principal amount may be increased to a maximum of $80 million or decreased to as low as zero based on the level of revenues that relate to assets of Comerica clients managed by Munder. The potential future gains are expected to be recognized between 2008 and 2011. Obtained full ownership interest in World Asset Management Recorded an after-tax gain of $108 million in the fourth quarter based on cash paid at closing (included in income from discontinued operations) Munder's contribution to Comerica's after-tax income, excluding World Asset Management: $13 million in 2005, excluding the $32 million after-tax net gain from the sale of Framlington Group Limited $24 million in 2006, excluding the $108 million after-tax gain on the sale of Munder, the $15 million charge related to the adoption of SFAS 123(R), which includes the $8 million cumulative effect charge in the first quarter 2006, and the sale based retention charge of $6 million

Certain Items Related to Munder Impact on earnings of Comerica: Impact on earnings of Comerica: Impact on earnings of Comerica: Impact on earnings of Comerica: Impact on earnings of Comerica: Impact on earnings of Comerica: Impact on earnings of Comerica: Impact on earnings of Comerica: 2001 2002 2003 2004 2005 2006 Total Framlington long-term incentive plan (LTIP) charge $(34) $(34) Deferred distribution write-downs (26) $(3) (29) Goodwill impairment (56) (56) Framlington gain $32 32 SFAS 123(R) adoption $(15) (15) Munder sale-based retention (6) (6) Gain on sale of Munder 108 108 $(60) $(59) $0 $0 $32 $87 $0 After-tax dollars in millions